NEWS RELEASE
NASDAQ Symbol: “STRS”
Stratus Properties Inc.	Financial and Media Contact:
212 Lavaca St., Suite 300	William H. Armstrong III
Austin, Texas 78701	(512) 478-5788

STRATUS PROPERTIES INC. ANNOUNCES HOLDEN HILLS,
A NEW RESIDENTIAL DEVELOPMENT IN BARTON CREEK

Project to Feature 475 Home Sites with a Focus on Design Sustainability

Last and Best Residential Opportunity in the Barton Creek Community

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AUSTIN, TX, April 28, 2021 - Stratus Properties Inc. (NASDAQ: STRS) (“Stratus” or the “Company”) today announced plans for Holden Hills, its final residential development within the Barton Creek community, which the Company has been developing for more than 30 years. Located 10 minutes southwest of downtown Austin, off of the Southwest Parkway, Holden Hills consists of 495 acres of classic, Hill Country escarpment abutting the Barton Creek Greenbelt. The new community is designed to feature 475 unique residences in multiple phases, and the development will focus on sustainability, energy conservation and wellness, both inside and outside of the home.

William H. Armstrong III, Chairman, President and Chief Executive Officer, stated, “Our buyer demographic is very focused on health and wellness and impact on the environment. Holden Hills is premised on sustainable luxury with a particular focus on high-performing building systems to reduce carbon use, non-toxic building materials for a healthier indoor space and proximity to natural amenities like the Barton Creek Greenbelt for outdoor recreation. Our research shows that consumers are increasingly linking their internal and external environments to their overall health – and the misconception that you must sacrifice design and construction quality to achieve these goals is simply not true. Holden Hills will incorporate extensive use of renewable energy including solar to minimize the community’s carbon footprint.

“Water quality and water conservation are also of particular interest given the unique geology of this location in central Texas. The use of natural materials, smart systems and thoughtful design should be well received by our buyers. Holden Hills has been many years in the making, and our team of designers, architects, engineers and sustainability experts have done an incredible job. Given the relentless growth in Austin, we believe that our timing couldn’t have been better.”

Holden Hills’ home sites have been carefully designed to embrace the natural setting of Barton Creek, including hillsides, waterways, rock outcroppings and existing trees, creating a community connected to its surroundings. To take advantage of the scenic environment, Holden Hills will include a trail system connecting to the Barton Creek preserve, providing residents easy access to the Barton Creek Greenbelt. Additional outdoor amenities will include pocket parks, community garden spaces and overlooks. Residents of Holden Hills will enjoy an ideal location minutes from downtown Austin with easy access to surrounding restaurants, shops and entertainment.

The project is subject to financing and market conditions. The engineering for roads and utilities for the initial phase of Holden Hills has been completed, and Stratus anticipates securing final permits in the second or third quarter of 2021. Stratus currently expects to complete site work for phase one, including the construction of road, utility, drainage and other required infrastructure, approximately 17 months from the issuance of the final permits. Accordingly, Stratus’ projections anticipate that Stratus would recognize proceeds from sales in Holden Hills beginning in late 2022 or early 2023.

Phases one and two of the Holden Hills development plan encompass the development of the home sites. Stratus may sell the developed home sites, or may elect to build and sell, or build and lease, homes on some or all of the home sites, depending on financing and market conditions. Stratus’ development plans for Holden Hills will require significant capital, which it currently intends to pursue through bank debt and third-party equity capital arrangements.

About Stratus Properties Inc.

Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, and sale of commercial, and multi-family and single-family residential real estate properties, real estate leasing, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

Forward-Looking Statements

This press release contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical fact. The words “anticipates,” “may,” “can,” “could,” “plans,” “believes,” “potential,” “possible,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions are intended to identify those assertions as forward-looking statements. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, Stratus’ ability to obtain final permits for and complete financing arrangements for the development of Holden Hills and execute profitably on its development plan for Holden Hills, Stratus’ ability to continue to effectively develop and execute its strategies, including its ability to develop, finance, construct and sell properties on its anticipated schedule and at prices its Board considers acceptable, Stratus’ ability to obtain various entitlements and permits, a decrease in the demand for real estate in select markets in Texas where Stratus operates, changes in economic, market and business conditions, the results of Stratus’ Board’s evaluation of a potential conversion of Stratus to a REIT, the uncertain and ongoing impact of the COVID-19 pandemic, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which Stratus' forward-looking statements are based are likely to change after the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it does not intend to update its forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, business plans, actual experience, or other changes, and Stratus undertakes no obligation to update any forward-looking statements.

Important Information

Stratus has filed with the SEC a definitive proxy statement and associated WHITE proxy card in connection with the solicitation of proxies for the Company's 2021 Annual Meeting. Details concerning the nominees of the Company's Board of Directors for election at the 2021 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, AND ASSOCIATED WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC's website, www.sec.gov. The Company's shareholders are also able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701, or by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3442.

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A copy of this release is available on Stratus' website, stratusproperties.com.

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